Vanguard LifeStrategy® Funds

Supplement to the Prospectus Dated February 28, 2011

Changes to an Underlying Fund’s Investment Advisor

Each of the LifeStrategy Funds invests a portion of its assets in Vanguard Asset
Allocation Fund, which has restructured its investment advisory team by removing Mellon Capital Management Corporation (Mellon Capital) as the
investment advisor and reallocating the assets managed by Mellon Capital to
The Vanguard Group, Inc. As a result, all references to Mellon Capital as advisor are deleted.

Changes in Underlying Fund Allocations

The board of trustees of the LifeStrategy Funds has approved the adoption of an all-index approach by each LifeStrategy Fund. To implement this approach, each of the four LifeStrategy Funds will redeem its position in Vanguard Asset Allocation
Fund. In addition, Vanguard LifeStrategy Income Fund and Vanguard LifeStrategy
Conservative Growth Fund will redeem their positions in Vanguard Short-Term
Investment-Grade Fund. The LifeStrategy Funds will transition the assets to
Vanguard Total Stock Market Index Fund and Vanguard Total Bond Market II Index
Fund. The Funds are expected to implement these allocation changes in the coming months. During the transition, the LifeStrategy Funds may hold individual securities for limited periods of time as necessary to effect the transactions as approved by the Funds’ board of trustees. Once the transition to the lower-cost index funds is completed, the expense ratios of the LifeStrategy Funds are expected to decline two to four basis points and will range from an estimated
0.14% to 0.18%. (During the transition, which is expected to last several months, the expense ratios will remain between 0.18% and 0.20%.)

After these changes take effect, the percentage of each LifeStrategy Fund’s assets allocated to each of the underlying funds generally will be as follows:

		LifeStrategy Fund
		Conservative	Moderate
Underlying Vanguard Fund	Income	Growth	Growth	Growth
Total Stock Market Index	14%	28%	42%	56%
Total International Stock Index	6	12	18	24
Total Bond Market II Index	80	60	40	20
Totals	100%	100%	100%	100%

Prospectus Text Changes

In the More on the Funds section, under the heading “Investment Advisor,” the following text replaces similar text:

The LifeStrategy Funds do not employ an investment advisor. Rather, the
Funds’ board of trustees decides how to allocate each Fund’s assets among the underlying funds. The investment advisor employed by each underlying fund is
The Vanguard Group, Inc. (Vanguard), based in Valley Forge, Pennsylvania.
Vanguard began operations in 1975 and manages approximately $1.4 trillion in assets.

In the More on the Funds section, under the heading “Other Investment
Policies and Risks,” the following text replaces similar text:

Each underlying fund may invest, to a limited extent, in derivatives. In addition, the LifeStrategy Funds may invest, to a limited extent, in stock and bond futures, which are types of derivatives. Each Fund will use futures both to facilitate the periodic rebalancing of its portfolio to maintain its target asset allocation and to allow the Fund to remain fully invested in accordance with its investment strategies. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the
S&P 500 Index). Investments in derivatives may subject the funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

In the More on the Funds section, after the “Cash Management” section, the following text should be added:

Temporary Investment Measures

Each underlying fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective, which in turn may prevent the LifeStrategy Funds from achieving their investment objectives.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                                                                                              PS 088 092011